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                                                                    Exhibit 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




         We consent to the use in this Amendment No. 3 to Registration Statement No. 333-114479 of WPT Enterprises, Inc. on Form S-1 of our report dated April 9, 2004 (July 28, 2004 as to Note 9) related to World Poker Tour, LLC appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



/s/ DELOITTE & TOUCHE


Minneapolis, Minnesota
July 28, 2004